As filed with the Securities and Exchange Commission on December 9, 2014

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS® VARIABLE INSURANCE TRUST II

(Exact Name of Registrant as Specified in Charter)

111 Huntington Avenue, Boston, Massachusetts 02199-7618

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company,

111 Huntington Avenue, Boston, Massachusetts 02199-7618

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered: Initial Class and Service Class shares of beneficial interest in the series of the Registrant designated MFS Research International Portfolio, a series of MFS Variable Insurance Trust II.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-83616)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

JANUARY 8, 2015 PURSUANT TO RULE 488

MFS RESEARCH INTERNATIONAL SERIES

111 Huntington Avenue, Boston, Massachusetts 02199

(617) 954-5000

January 26, 2015

Dear Variable Contract Owner:

I am writing to let you know that a special meeting of the shareholders of MFS Research International Series (the “Research International Series”), a series of MFS Variable Insurance Trust (the “Trust”), will be held on March 19, 2015 (the “Meeting”). Although separate accounts of certain insurance companies (the “Companies”) are the only shareholders of the Research International Series, you, as an owner of record of a variable annuity contract or variable life insurance policy (the “variable contract”) with amounts allocated to the Research International Series, have the right to instruct the Companies as to the manner in which shares of the Research International Series attributable to your variable contract should be voted. Details about the Meeting and ways that you can submit your voting instructions to the Companies are included in the enclosed Prospectus/Proxy Statement.

As record owners of the Research International Series’ shares, the Companies will be asked to approve a reorganization of the Research International Series into MFS Research International Portfolio (the “Research International Portfolio”), a series of MFS Variable Insurance Trust II. The Research International Portfolio has an identical investment objective as the Research International Series. The Research International Portfolio also has identical investment strategies and policies as those of the Research International Series. This reorganization would provide the Research International Series’ shareholders with the opportunity to participate in a larger combined fund with the same investment objective, investment strategies and policies, a comparable historical performance record, and potentially lower expenses resulting from fixed costs being spread over a larger asset base.

After careful consideration, the Research International Series’ Trustees have unanimously determined that the reorganization of the Research International Series into the Research International Portfolio would be in the best interest of the Research International Series. For this reason, the Trustees recommend that you provide voting instructions for the Companies to vote FOR the proposed transaction by completing the enclosed Voting Instruction Form. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, an overview of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

Please take a moment now to provide your voting instructions by one of the methods described on the enclosed Voting Instruction Form. For more information, please call 1-800-225-2606. I thank you for your prompt attention to this matter.

Sincerely,

Robin A. Stelmach
President
MFS Research International Series

MFS Research International Series

a series of MFS Variable Insurance Trust

111 Huntington Avenue, Boston, Massachusetts 02199

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD March 19, 2015

To owners of variable annuity contracts or variable life insurance policies (“variable contracts”) issued by certain insurance companies entitled, pursuant to the attached Proxy Statement, to give voting instructions in connection with a separate account of such insurance companies.

A Special Meeting (the “Meeting”) of Shareholders of MFS Research International Series (the “Research International Series”), a series of the MFS Variable Insurance Trust , a Massachusetts business trust (the “Trust”), will be held at the offices of the Trust, 111 Huntington Avenue, Boston, Massachusetts 02199, on March 19, 2015, at 10:00 a.m. Eastern time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) by and between the Trust, on behalf of the Research International Series, and MFS Variable Insurance Trust II, a Massachusetts business trust, on behalf of MFS Research International Portfolio (the “Research International Portfolio”), providing for the transfer of the Research International Series’ assets to and the assumption of the Research International Series’ liabilities by the Research International Portfolio in exchange solely for shares of beneficial interest of the Research International Portfolio, and the distribution of Research International Portfolio shares to the shareholders of the Research International Series in complete liquidation and termination of the Research International Series.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT

YOU VOTE FOR ITEM 1.

Shares of the Research International Series are held exclusively in certain separate accounts of insurance companies supporting variable contracts issued by the insurance companies. As owners of the assets held in their separate accounts, the insurance companies are the sole shareholders of record of the Research International Series and are entitled to vote their shares of the Research International Series. The insurance companies hereby solicit, and will vote their shares of the Research International Series at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to a separate account invested in such shares.

As a variable contract owner of record at the close of business on January 8, 2015 (the “Record Date”), you have the right to instruct the insurance company that issued your variable contract as to the manner in which shares of the Research International Series attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Research International Series is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

For your voting instructions to be counted, the insurance company must receive them by 5:00 p.m. (E.T.) on March 18, 2015.

Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps on the enclosed Voting Instruction Form to provide voting instructions.

By order of the Board of Trustees,
Susan S. Newton,
Assistant Secretary and Assistant Clerk

January 26, 2015

Prospectus/Proxy Statement

January 26, 2015

Acquisition of the assets and liabilities of

MFS RESEARCH INTERNATIONAL SERIES

a series of MFS Variable Insurance Trust

By and in exchange for shares of

MFS RESEARCH INTERNATIONAL PORTFOLIO

a series of MFS Variable Insurance Trust II

111 Huntington Avenue

Boston, Massachusetts 02199

(617) 954-5000

*    *    *    *    *

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Research International Series (the “Research International Series”) into MFS Research International Portfolio (the “Research International Portfolio”). If the proposed reorganization is approved, each shareholder of the Research International Series will receive a number of full and fractional shares of the corresponding class of shares of the Research International Portfolio equal in value at the date of the exchange to the total value of the shareholder’s Research International Series shares and the Research International Series will be terminated. Like the Research International Series, the Research International Portfolio is in the family of funds managed by Massachusetts Financial Services Company (“MFS”), and is a registered open-end management investment company (mutual fund). The Research International Series and the Research International Portfolio are sometimes collectively referred to herein as the “Funds,” and each individually sometimes referred to herein as a “Fund.”

This document provides you with the information you need to give voting instructions on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”), and some is technical. If there is anything you do not understand, please contact MFS Service Center, Inc., by calling 1-800-225-2606.

As of the date of this Prospectus/Proxy Statement, the Research International Series issues and sells its shares to the Research International sub-accounts within certain separate accounts (the “Separate Accounts”) of certain insurance companies (each a “Company” and together, the “Companies”). The Separate Accounts are established to fund benefits under variable annuity and variable life insurance contracts (each, a “Contract”) issued by the Companies. Owners, participants, and payees under the Contracts who have allocated the value of their Contracts in the Separate Accounts to the Research International sub-account (“Contract Holders”) have an indirect interest in the Research International Series. As the owners of the assets held in the Separate Accounts, the Companies are shareholders of record of the Research International Series, and are entitled to vote their shares of the Research International Series. The Companies vote their shares, however, in accordance with instructions received from Contract Holders. The Notice and this Prospectus/Proxy Statement are being delivered to Contract Holders who have allocated some portion of their Contract’s value to the Research International sub-account associated with their Separate Account, so that they may instruct the Companies how to vote the shares of the Research International Series underlying their Contracts. As used herein, the term “shareholders” refers to the Separate Accounts and/or Contract Holders, depending on the context.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Special Meeting of Shareholders of the Research International Series (the “Meeting”), and not revoked, will be voted at the Meeting. The Companies will vote the Research International Series’ shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under the Contracts funded through the Separate Accounts. The Companies will vote the shares attributable to Contracts for which they do not receive voting instruction cards, and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts, in the same proportion as the shares for which they receive voting instruction cards. Because of this method of proportional voting, a small number of Contract Holders may determine the outcome of the vote. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposal described in this Prospectus/Proxy Statement. For your voting instructions to be counted, the Company that issued your Contract must receive them by 5:00 p.m. (E.T.) on March 18, 2015.

This Prospectus/Proxy Statement explains concisely what you should know before providing voting instructions on the proposed reorganization or investing in the Research International Portfolio. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by the Initial Class share Prospectus or Service Class share Prospectus (as applicable depending on the share class owned) of the Research International Portfolio dated April 30, 2014, as supplemented from time to time (the “Research International Portfolio Prospectus”); the Research International Portfolio Annual Report to Shareholders for the fiscal year ended December 31, 2013 (the “Research International Portfolio Annual Report”); and the Research International Portfolio Semiannual Report to Shareholders for the six-month period ended June 30, 2014 (the “Research International Portfolio Semiannual Report”). The Research International Portfolio Prospectuses, the Research International Portfolio Annual Report, and the Research International Portfolio Semiannual Report are incorporated into this Prospectus/Proxy Statement by reference, which means that they are part of the Prospectus/Proxy Statement for legal purposes.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on March 19 2015.

This Prospectus/Proxy Statement is available at www.[                    ].com. Information on how to obtain directions to attend the meeting and vote in person is available by calling toll-free 1-800-225-2606.

The following documents have been filed with the SEC, and are also incorporated into this Prospectus/Proxy Statement by reference:

(i) the Initial Class and Service Class Prospectuses of the Research International Series, each dated April 30, 2014 filed with the SEC via EDGAR on April 29, 2014, as supplemented from time to time (File Nos. 033-74668 and 811-08326);

(ii) the Statement of Additional Information, dated April 30, 2014, of MFS Variable Insurance Trust (the “Trust”), filed with the SEC via EDGAR on April 29, 2014, as supplemented from time to time, which includes information about the Research International Series (File Nos. 033-74668 and 811-08326);

(iii) the Statement of Additional Information, dated April 30, 2014, of the MFS Variable Insurance Trust II, filed with the SEC via EDGAR on April 29, 2014, as supplemented from time to time, which includes information about the Research International Series (File Nos. 002-83616 and 811-03732);

(iv) the Annual Report to Shareholders of the Research International Series for the fiscal year ended December 31, 2013, filed with the SEC via EDGAR on February 28, 2014 (File No. 811-08326); and

(v) the Semiannual Report to Shareholders of the Research International Series for the six-month period ended June 30, 2014, filed with the SEC via EDGAR on August 28, 2014 (File No. 811-08326); and

(vi) a Statement of Additional Information, dated January 26, 2015, relating to this Prospectus/Proxy Statement and the proposed reorganization, filed with the SEC via EDGAR on [            ] (File No. 333-[            ]).

For a free copy of any of the above documents, please contact MFS Service Center, Inc., either by mailing P.O. Box 55824, Boston, Massachusetts 02205-5824 or by calling 1-800-225-2606.

Proxy materials, registration statements, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the public reference facilities in the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosures

Prospectus of the MFS Research International Portfolio, dated April 30, 2014, as supplemented

Annual Report to Shareholders of the MFS Research International Portfolio, dated December 31, 2013

Semiannual Report to Shareholders of the MFS Research International Portfolio, dated June 30, 2014

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering the proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.	What is being proposed?

The Trustees of the Trust are recommending that shareholders of the Research International Series approve the reorganization of the Research International Series into the Research International Portfolio. If the reorganization is approved by shareholders, the assets and liabilities of the Research International Series will be transferred to the Research International Portfolio. In consideration therefor, the Research International Portfolio shall deliver to the Research International Series a number of shares of the Research International Portfolio having an aggregate net asset value equal to the net asset value of the Research International Series. Immediately following the transfer, the Research International Portfolio shares received by the Research International Series will be distributed to its shareholders in proportion to their holdings in the Research International Series and the Research International Series will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

The one-time fees and expenses (legal and auditor fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs) incurred in connection with the consummation of the proposed reorganization are estimated to be approximately $96,000. Approximately $81,500 of these costs will be allocated to the Research International Series. The remaining $14,500 of these costs will be allocated to the Research International Portfolio.

As described more fully in the response to Question 5, MFS has agreed in writing to bear the Research International Series’ expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.00% and 1.25% of the Fund’s average daily net assets annually for Initial Class and Service Class shares, respectively. The one-time fees and expenses of the Research International Series related to the reorganization therefore will effectively be borne by MFS. MFS proposes to bear the Research International Portfolio’s reorganization costs, estimated at $14,500.

For further information about these costs, their allocation and their payment, please see below under the caption “Reorganization Fees and Expenses” under “Information About the Reorganization.”

2.	What will happen to the portion of my Contract’s value indirectly invested in shares of the Research International Series as a result of the reorganization?

Shares of the Research International Series will, in effect, be exchanged on a tax-free basis for shares of the same class of the Research International Portfolio with an equal total net asset value as of the date of the exchange. The Research International Series will then be terminated.

3.	Why is the reorganization being proposed and what are the benefits of merging the Research International Series into the Research International Portfolio?

The reorganization is designed to reduce existing overlap in portfolios within the same asset class offered within the MFS family of funds, thereby reducing inefficiencies and creating a larger combined fund. The Trustees believe that the reorganization is in the best interest of the shareholders of each Fund and that the interests of shareholders will not be diluted as a result of the reorganization. The reorganization will provide you with the opportunity to participate in a larger combined fund with an identical investment objective, identical investment policies and strategies, potential for lower expenses resulting from fixed costs being spread over a larger asset base, and comparable investment performance.

It is estimated that, if the reorganization is completed, each class of the combined fund will have a “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” ratio that is approximately 0.01% lower than the “Total Annual Fund Operating Expenses After Fee Reductions and/or

Expense Reimbursements” ratio of the corresponding class of the Research International Series based on expenses as of each Fund’s fiscal year ended December 31, 2013, as adjusted for an expense limitation which commenced on August 1, 2014 and as presented in the tables in the response to Question 5 below.

Although past performance is not an indication of future performance, the Research International Portfolio has a comparable historical performance record to that of the Research International Series. In addition, it is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by the Companies, as shareholders of the Research International Series, the Research International Portfolio, or you, as the Contract Holder, as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.	How do the investment objectives, principal investment strategies, policies, and restrictions of the two Funds compare?

The investment objectives of the two Funds are identical in that they both seek capital appreciation. The investment objective of each Fund may be changed by the Trustees without shareholder approval.

The principal investment strategies and policies of each Fund are identical and each Fund’s fundamental and non-fundamental investment restrictions are substantially similar.

MFS normally invests each Fund’s assets primarily in foreign equity securities, including emerging market equity securities.

MFS may invest a large percentage of each Fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for each Fund, MFS is not constrained to any particular investment style. MFS may invest each Fund’s assets in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest each Fund’s assets in companies of any size.

A team of investment research analysts selects investments for each Fund. MFS allocates each Fund’s assets to analysts by broad market sectors.

MFS uses a bottom-up investment approach to buying and selling investments for each Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Each Fund is a diversified investment company.

In addition to each Fund’s principal investment strategies referred to above, each Fund may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Investment Objective, Strategies, and Risks” in each Fund’s current Prospectus, as well as “Appendix I — Investment Strategies and Risks,” and “Appendix J — Investment Restrictions” in each Fund’s current Statement of Additional Information.

Because the investment strategies and policies of each Fund are identical, there is a significant amount of overlap between the portfolios of each Fund. For example, as of September 30, 2014, the Funds held the same equity securities representing similar weightings in the portfolios. For this reason, MFS anticipates minimal, if any, change in portfolio composition in connection with the reorganization. However, some securities are non-transferable due to local market restrictions and must be sold by Research International Series and purchased by Research International Portfolio, and some securities will incur a stamp tax or transaction charge. Shareholders of the Research International Series will indirectly bear any transaction costs typically associated with the sale of securities in connection with any portfolio repositioning that occurs prior to the reorganization.

Shareholders of the combined fund will indirectly bear transaction costs typically associated with the purchase of securities and any transfer taxes or charges in connection with any portfolio repositioning that occurs after the reorganization of the combined fund’s average net assets. MFS has estimated that these transfer taxes or charges will be approximately $8,000 and $192,500 for the Research International Series and the combined fund, respectively. The amount of transaction costs will be dependent upon market conditions and portfolio holdings at the time of the reorganization and may be higher or lower than the amount stated above. These transaction costs are investment related expenses and not subject to expense limitation arrangements.

“Portfolio repositioning” means the process of selling certain portfolio holdings of the Research International Series and purchasing replacement portfolio holdings consistent with the investment policies and strategies of the Research International Portfolio, in connection with the reorganization.

5.	How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the reorganization?

Management Fees. The effective management fee rate (for the fiscal year ended December 31, 2013) for each Fund was 0.90% of the Fund’s average daily net assets.

There are differences in the Funds’ management fee schedules, as set forth below:

Research International Series (VRI)	Research International Portfolio (RSS) and the Combined Fund

0.90% annually of average daily net assets.

0.90% annually of average daily net assets up to $1 billion;

0.80% annually of average daily net assets in excess of $1 billion up to $2 billion; and

0.70% annually of average daily net assets in excess of $2 billion.

In addition, MFS has agreed in writing to reduce its management fee for certain MFS funds, including the Research International Series and the Research International Portfolio, by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees.

Upon consummation of the reorganization, the combined fund will pay management fees pursuant to the Research International Portfolio’s management fee schedule.

It is estimated that as shareholders of the combined fund, the shareholders of both the Research International Series and Research International Portfolio will not experience a change in the effective management fee ratio based on effective management fees as of the fiscal year ended December 31, 2013.

Sales Charges and Rule 12b-1 Fees. Neither Fund imposes an initial sales charge on the purchase of Initial Class or Service Class shares or a contingent deferred sales charge upon redemption of Initial Class or Service Class shares.

Both Funds have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) for their Service Class shares. The Funds’ Service Class shares are subject to a maximum Rule 12b-1 fee of 0.25% annually of the average daily net assets attributable to each Fund’s respective Service Class shares. Initial Class shares of each Fund have not adopted Rule 12b-1 distribution plans, and do not incur Rule 12b-1 fees.

Other Expenses and Total Annual Fund Operating Expenses. As shown in greater detail in the tables below, the Research International Portfolio’s “Other Expenses” for each class of shares were lower than the “Other Expenses” for the corresponding class of shares of the Research International Series during each

Fund’s respective fiscal year ended December 31, 2013. For the same period, the “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” for each class of shares of each Fund were identical. It is estimated that upon consummation of the reorganization, as shown in the below tables, each class of the combined fund will have “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” that are approximately 0.01% lower than the Research International Series’ “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” for the corresponding class of shares during each Fund’s respective fiscal year ended December 31, 2013.

Fees and Expenses. The below tables summarize the fees and expenses that you may pay when investing in the Funds, expenses that each Fund incurred in the twelve months ended December 31, 2013, and estimates of pro forma expenses of the Research International Portfolio after giving effect to the reorganization (assuming that the reorganization occurred January 1, 2013 (the beginning of the Research International Portfolio’s most recently completed fiscal year)). The tables below do not reflect any Contract or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the Annual Fund Operating Expenses would be higher.

The tables below are provided to help you understand the expenses of investing in the Funds. The Research International Portfolio’s actual expenses after the reorganization may be greater or less than those shown below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Research International Series Initial Class	Research International Portfolio Initial Class	Research International Portfolio (Pro forma combined)[1] Initial Class
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.20%	0.10%	0.09%
Total Annual Fund Operating Expenses	1.10%	1.00%	0.99%
Fee Reductions and/or Expense Reimbursements[3]	(0.10)%	N/A	N/A
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%	1.00%	0.99%

	Research International Series Service Class	Research International Portfolio Service Class	Research International Portfolio (Pro forma combined)[1] Service Class
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	0.20%	0.10%	0.09%
Total Annual Fund Operating Expenses	1.35%	1.25%	1.24%
Fee Reductions and/or Expense Reimbursements[3]	(0.10)%	N/A	N/A
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%	1.25%	1.24%

[1]	Assumes that the reorganization occurred on the first day of the twelve-month period ended December 31, 2013.

[2]	“Other Expenses” for each Fund do not include the one-time fees and expenses that will be borne by each Fund in connection with the consummation of the reorganization, as described in “Reorganization Fees and Expenses” under “Information About the Reorganization”.
[3]	Fee Reductions and/or Expense Reimbursements have been adjusted to reflect the current expense limitation agreement. Effective August 1, 2014, with respect to the Research International Series, MFS has agreed in writing to bear expenses of the Fund such that “Total Annual Fund Operating Expenses” do not exceed 1.00% for Initial Class shares and 1.25% for Service Class shares. This agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016. Prior to August 1, 2014, the expense limitation was 1.10% and 1.35% for Initial Class shares and Service Class shares, respectively.

With respect to Research International Portfolio, MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.10% and 1.35% of the Fund’s average daily net assets annually for Initial Class shares and Service Class shares, respectively. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.

Additional information about Fees and Expenses

The annual fund operating expenses shown in the tables above are based on annualized expenses reported during each Fund’s respective fiscal year ended December 31, 2013 expressed as a percentage of the Fund’s average net assets during the period. Each Fund’s annual operating expenses have not been adjusted to reflect its current asset size. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease. The Fund’s annual operating expenses will likely vary from year to year.

MFS has agreed in writing to reduce its management fee for certain MFS funds, including the Research International Series and the Research International Portfolio, by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction was equivalent to less than one basis point for each Fund.

Upon consummation of the reorganization, MFS will agree in writing to bear the combined fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the combined fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.00% and 1.25% of the combined fund’s average daily net assets annually for Initial Class shares and Service Class shares, respectively. This written agreement will continue until modified by the combined fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in each Fund. However, the examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown, regardless of whether or not you redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that each Fund’s operating expenses remain the same, except that the total operating expenses of the Research International Series and the pro forma combined fund are assumed to be the “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” only for periods during which any expense reimbursement arrangement is in effect. The examples are hypothetical; your actual costs and returns may be higher or lower. These examples do not take into account any Contract or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

	1 Year	3 Years	5 Years	10 Years
Research International Series
Initial Class	$102	$337	$593	$1,328
Service Class	$127	$415	$727	$1,612
Research International Portfolio
Initial Class	$102	$318	$552	$1,225
Service Class	$127	$397	$686	$1,511
Research International Portfolio (Pro Forma Combined)
Initial Class	$101	$315	$547	$1,213
Service Class	$126	$393	$681	$1,500

For more information on fees and expenses of each Fund, see “Summary of Key Information—Fees and Expenses,” “Management of the Fund,” and “Description of Share Classes” in each Fund’s current Prospectus.

6.	How has the Research International Portfolio performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1, 5, and 10 year periods compare with those of a broad measure of market performance. Of course, a Funds’ past performance is not an indication of future performance. To review information regarding the Research International Portfolio in more detail, please refer to the Research International Portfolio Annual Report and the applicable Research International Portfolio Prospectus.

As shown in the tables below, both the Initial Class and Service Class shares of the Research International Portfolio had comparable performance to the corresponding class of the Research International Series. The Initial Class shares of the Research International Portfolio outperformed the Initial Class shares of the Research International Series for four of the last eight calendar years and for the one-year period ending December 31, 2013.

The Research International Portfolio and the Research International Series have been managed by the same team of investment research analysts overseen by MFS Investment Officers, as detailed below under Question 8, “Who manages the two Funds?”, pursuant to the same investment strategy. Therefore the Funds have experienced similar performance results. The performance results do not reflect any Separate Account and Contract Fees and expenses, which would reduce the performance results shown below.

Annual Total Return (Total Investment Return at NAV)

Initial Class Shares(1)

	Year ended December 31
	2013	2012	2011	2010	2009
Research International Series	18.95%	16.70%	(10.88)%	10.81%	30.86%
Research International Portfolio	19.01%	16.59%	(10.88)%	10.63%	30.94%

	2008	2007	2006	2005	2004
Research International Series	(42.39)%	12.82%	25.67%	N/A	N/A
Research International Portfolio	(42.49)%	13.15%	27.47%	16.56%	21.20%

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings. The annual total returns for the Service Class shares of each Fund would have been lower than the returns for Initial Class shares because the Service Class shares have higher total annual expense ratios. During the periods shown in the table, the highest quarterly returns for the Initial Class shares of the Research International Portfolio and the Research International Series were 23.50% and 23.44% (each for the calendar quarter ended June 30, 2009), respectively, and the lowest quarterly returns were (20.73)% and (20.20)% (each for the calendar quarter ended December 31, 2008), respectively.

Average Annual Total Returns as of December 31, 2013(1)

	1 Year	5 Years	10 years	Since Inception*
Research International Series
Initial Class Shares	18.95%	12.40%	N/A	6.81%
Service Class Shares	18.66%	12.13%	N/A	6.53%
Benchmark Comparison (Returns Before Taxes)
MSCI EAFE Index(2)(3)	23.29%	12.96%	N/A	N/A
Research International Portfolio
Initial Class Shares	19.01%	12.36%	7.70%	N/A
Service Class Shares	18.77%	12.08%	7.43%	N/A
Benchmark Comparison (Returns Before Taxes)
MSCI EAFE(2)(3)	23.29%	12.96%	7.39%	N/A

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings.
(2)	Source: FactSet Research Systems Inc.
(3)	MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
*	The Research International Series commenced investment operations on April 29, 2005.

The Research International Portfolio commenced investment operations on May 6, 1998, with the offering of Initial Class shares and subsequently offered Service Class shares on August 24, 2001.

7.	What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades investment securities. Frequent trading of investment securities increases transaction costs, which could detract from a Fund’s performance. During each Fund’s respective fiscal year ended December 31, 2013, Research International Series and Research International Portfolio each had a portfolio turnover rate of 35%.

8.	Who manages the two Funds?

MFS is the investment adviser for each Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $428 billion as of October 31, 2014.

Messrs. Jose Luis Garcia and Thomas Melendez are the portfolio managers of each Fund and have general oversight of the team of investment research analysts that select investments for each Fund. They have had this responsibility with respect to each Fund since 2005. Upon consummation of the reorganization, the portfolio management structure of the Research International Portfolio will remain the same.

Each Fund’s Statement of Additional Information dated April 30, 2014, which has been filed with the SEC and is incorporated into this Prospectus/Proxy Statement by reference, provides additional information about the compensation of each portfolio manager, about the other accounts managed by each portfolio manager, and about any ownership by each portfolio manager.

9.	How will the reorganization happen?

If the reorganization is approved, your Research International Series shares will be effectively exchanged for that number of Research International Portfolio shares equal in total net asset value to the net value of assets of the Research International Series transferred to the Research International Portfolio as of the close of trading on or about March 27, 2015. This exchange will not affect the total dollar value of your investment.

10.	Will the reorganization have tax consequences?

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, it is expected that the reorganization will not be a taxable event for Contract Holders regardless of the tax status of the reorganization, and any dividend declared as described below will not be taxable to Contract Holders. It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Company Separate Accounts that hold shares of the Research International Series or by the Research International Series as a direct result of the reorganization. Each Company, as a shareholder of the Research International Series, will have an aggregate tax basis in the Research International Portfolio shares that the Company receives in connection with the reorganization equal to the Company’s aggregate tax basis in its Research International Series shares. Because the reorganization will cause the Research International Series’ taxable year to end on a date earlier than the last day of its normal taxable year, the reorganization may accelerate distributions from the Research International Series to the Companies as shareholders of the Funds. In particular, the Research International Series, on or before the Closing Date, must declare a dividend paying out any undistributed income or gains, to the Companies as shareholders of the Research International Series. Also, to the extent that the Research International Series holds any securities that are marked to market in connection with the reorganization, it will recognize and be required to pay out any net gain from such securities. The Companies, as shareholders, and Contract Holders, are urged to consult with their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the reorganization.

As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from legal counsel to the effect that the reorganization will be a tax-free event for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.	How will dividends be affected by the reorganization?

Currently, the Research International Series pays substantially all of its net investment income (including any realized net capital gains) to shareholders as dividends at least annually. Distributions by the Research International Series may be accelerated prior to the reorganization, as described above. After the reorganization, shareholders will continue to receive distributions of any net investment income (including any realized net capital gains) annually. Such distributions will continue to be reinvested. Of course, the amount of these distributions will reflect the investment performance of the Research International Portfolio.

12.	What Research International Portfolio shares will Shareholders of the Research International Series receive if the reorganization occurs?

As noted above, shareholders holding Initial Class shares and Service Class shares of the Research International Series will receive Initial Class shares and Service Class shares, respectively, of the Research International Portfolio in accordance with the shareholders’ percentage ownership of Research International Series shares. The Research International Series is a series of the Trust and the Research International Portfolio is a series of MFS Variable Insurance Trust II. The Trust and MFS Variable Insurance Trust II are each a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and are governed by an Amended and Restated Declaration of Trust (the “Declaration of Trust”) and by-laws, as amended and restated. The Declaration of Trust and by-laws of each of the Trust and MFS Variable Insurance Trust II are substantially similar. Therefore, Research International Series’ shareholders will have substantially similar rights as shareholders of the Research International Portfolio to the rights they currently have as shareholders of the Research International Series. In addition, Research International Series shareholders will continue to have their investments overseen by the same Board of Trustees when they become Research International Portfolio shareholders.

13.	Do the procedures for purchasing, redeeming, and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of certain other MFS funds, are identical. All purchases, redemptions, and exchanges are made through the Separate Accounts.

Both Funds currently offer Initial Class shares and Service Class shares. Shares of each Fund are sold at prices based on net asset value, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds is made at net asset value for each class of shares.

Consult your Contract documents and each Fund’s Prospectus for additional purchase, exchange, and redemption information.

14.	How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed. If the reorganization is not approved, the Research International Series will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives.

15.	Will the value of an investment in the Research International Series change?

The number of shares owned by each shareholder will most likely change. However, the total value of the shares of the Research International Portfolio that shareholders receive will equal the total value of the shares of the Research International Series that shareholders hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of a shareholder’s holdings in the Funds will not change as a result of the reorganization. Likewise, the total value of the Contract Holders’ interest will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Research International Portfolio, and how do they compare with those for the Research International Series?

Because the Funds share identical investment objectives, policies and strategies, the principal risks of an investment in the Research International Portfolio are identical to the principal risks of an investment in the Research International Series.

For the three-year period ended September 30, 2014, both the Research International Series and the Research International Portfolio had a beta of 0.95 relative to the MSCI EAFE Index. Beta is a measure of the volatility of a portfolio relative to the overall market. A beta of less than 1.00 indicates lower risk than the market; a beta greater than 1.00 indicates higher risk than the market. It is most reliable as a risk measure when the return fluctuations of the portfolio are highly correlated with the return fluctuations of the index chosen to represent the market.

The Research International Series’ and the Research International Portfolio’s standard deviations over the same three-year period were 13.74 and 13.76, respectively. The standard deviation of the MSCI EAFE Index for this period was 14.24. These metrics are based on each Fund’s Initial Class Shares. Standard deviation is an indicator of a fund’s total return volatility. The larger a fund’s standard deviation, the greater the portfolio’s volatility.

The following represent the principal risks of investing in each Fund:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, and economic instability, U.S. and foreign government action such as the imposition of currency or capital controls, economic and trade sanctions or embargoes, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

Emerging Market Risk: Emerging market investment can involve additional and greater risks that the risks associated with investments in developed foreign markets securities. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investment more volatile and less liquid than investments in developed markets.

Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Geographic Focus Risk: The Fund’s performance will be closely tied to the market, currency, political, economic, regulatory, geopolitical and other conditions in the countries and regions in which the Fund’s assets are invested. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, and political and social instability in such countries and regions. If MFS invests a large percentage of the Fund’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, these conditions will have a more significant impact on the Fund’s performance, and the Fund’s performance may be more volatile than the performance of more geographically-diversified funds.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions. At times, all or a large portion of segments of the market may not have an active trading market. Without an active trading market, it may be difficult to value and it may not be possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Each Fund may participate in and be subject to the following other investment strategies and risks:

Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the Funds’ principal investment strategies. Frequent trading increases transaction costs, which may reduce the Funds’ return.

Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from each Fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the Funds’ performance and the Fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended. In addition to the Funds’ main investment strategies described above, each Fund may also buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which each Fund may engage, together with their risks, are described in each Fund’s Statement of Additional Information.

The share price of each Fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the Funds may not achieve their objective and/or you could lose money on your investment in the Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Research International Series into the Research International Portfolio and the solicitation of proxies by and on behalf of the Trustees of the Research International Series for use at the Meeting. The Meeting is to be held on March 19, 2015, at 10:00 a.m. at 111 Huntington Avenue, Boston, Massachusetts 02199. The Notice of the Meeting, the combined Prospectus/Proxy Statement, and the enclosed proxy or voting instruction card are being provided to shareholders and mailed to Contract Holders on or about January 26, 2015.

As of January 8, 2015 (the “Record Date”) the Research International Series had outstanding approximately [            ] and [            ] of its Initial Class and Service Class shares of beneficial interest, respectively. Only shareholders or Contract Owners with voting interests as of the close of business on January 8, 2015, will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OF THE AGREEMENT AND PLAN OF

REORGANIZATION AND THE RELATED

REORGANIZATION TRANSACTION

The shareholders of the Research International Series are being asked to approve a reorganization between the Research International Series and the Research International Portfolio pursuant to an Agreement and Plan of Reorganization by and between the Trust, on behalf of its series the Research International Series, and MFS Variable Insurance Trust II, on behalf of its series the Research International Portfolio (the “Agreement”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Research International Series to the Research International Portfolio in exchange for that number of full and fractional Initial Class and Service Class shares of the Research International Portfolio (the “Reorganization Shares”), equal in total net asset value to the net value of assets transferred to the Research International Portfolio, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Research International Series will distribute the Initial Class Reorganization Shares to its Initial Class shareholders and the Service Class Reorganization Shares to its Service Class shareholders, with distributions to be made in proportion to the Research International Series shareholders’ then-existing shareholdings. After the distribution of the Reorganization Shares, the legal existence of the Research International Series as a separate series of the Trust will be terminated as soon as reasonably practicable. Each shareholder of the Research International Series will receive the number of full and fractional Initial Class and/or Service Class Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Research International Series shares of the same class or classes.

On or prior to the Exchange Date (as defined below), the Research International Series will declare and pay a distribution to the Company Separate Accounts as shareholders which, together with all previous distributions, will have the effect of distributing to such shareholders all of its investment company taxable income and net realized gains, if any, in each case through the Exchange Date. Such distribution will not be taxable to Contract Holders.

The Trustees of the Research International Series have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the outstanding voting Research International Series. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies are the sole shareholders of the Research International Series, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Fund. Because the Companies will vote the Research International Series’ shares attributable to Contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of Contract Holders may determine the outcome of the vote. The reorganization does not require the approval of the shareholders of the Research International Portfolio.

In the event that this proposal is not approved by the shareholders of the Research International Series, the Research International Series will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of the Research International Series and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

MFS discussed the proposed reorganization of the Research International Series into the Research International Portfolio with the Funds’ Boards of Trustees at the Boards’ December 2014 meetings. MFS advised the Boards that the reorganization offers Research International Series shareholders the opportunity to participate in a larger combined fund with the same investment objective, investment policies and strategies, a comparable historical performance record, and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base. MFS advised the Boards that the shareholders of the Research International Portfolio may benefit from the reorganization as a result of the increase in size of the combined fund.

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, have determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Research International Series. The Research International Portfolio and the Research International Series have separate Boards of Trustees comprised of the same individuals.

The Board of Trustees, including the Independent Trustees, of the Research International Series believes that the proposed reorganization will be advantageous to the Research International Series’ shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities, as described above, in the Funds’ investment objectives, strategies and restrictions;

2.	Although past performance is not an indication of future results, the Funds have comparable overall historical performance records;

3.	The relative risks of investing in either Fund, as described above;

4.	The Funds invest in the same types of investments and the types of investments allowed in the Research International Series will all still be allowed in the Research International Portfolio;

5.	The combination will create a larger combined fund with the potential for lower expenses resulting from fixed costs being spread over a larger asset base.

6.	The investment advisory fee schedules of the Funds;

7.	The pro forma combined fund’s total net expense ratios are expected to be 0.01% lower than the total net expense ratios of the corresponding share classes of the Research International Series based on expenses incurred for the twelve-month period ended December 31, 2013, as adjusted for the expense limitation which commenced August 1, 2014;

8.	The share classes of the Research International Series have a structure that is substantially similar to the share classes of the Research International Portfolio, including identical shareholder fees and applicable Rule 12b-1 fees;

9.	The transaction is expected to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, for federal income tax purposes, no gain or loss will be recognized by the Research International Series or the Companies and no Contract Holder will experience any tax liability or other tax effect, as a direct result of the transaction;

10.	The combined fund will be managed by the same investment adviser, MFS, and the same portfolio managers, Messrs. Jose Luis Garcia and Thomas Melendez, as both the Research International Series and the Research International Portfolio;

11.	The compatibility of the Funds’ shareholder service features;

12.	The expected liabilities of each Fund;

13.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.	The estimated costs that will be borne by MFS in connection with the reorganization;

15.	The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Research International Series through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

16.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees considered that the reorganization presents an opportunity for the Research International Portfolio to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, with the exception of certain tax or transfer charges due to local market conditions. The Trustees considered that the expenses that the Research International Portfolio would incur as a result of the reorganization were reasonable in relation to the benefits that it would realize as a result of the reorganization. The Trustees also believe that the Research International Portfolio shareholders could, over time, also benefit from improved diversification as a result of the potentially larger asset base of the combined fund.

The Board of Trustees also considered that MFS could benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings, as well as needing to prepare prospectus disclosure for only one fund instead of two. The Board of Trustees also considered that MFS will realize savings because the expenses of the combined fund will be lower than the expense limitation of Research International Series and the expense limitation of the combined fund. The Board of Trustees believes that the potential shareholder benefits outweigh the benefits that MFS may receive as a result of the reorganization, and that certain benefits to MFS may result in increased efficiencies for the Funds, as the reorganization may allow MFS to better focus its resources on the combined fund.

Based on its review and MFS advice, the Board of Trustees has unanimously approved the proposal.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the Research International Portfolio will acquire the assets and liabilities of the Research International Series in exchange for the Research International Portfolio’s issuance of Initial Class and Service Class Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on March [__], 2015, (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Agreement is intended as a summary and is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Research International Series will transfer its assets to the Research International Portfolio, and, in exchange, the Research International Portfolio will assume all liabilities of the Research International Series and deliver to the Research International Series: (i) a number of full and fractional Initial Class Reorganization Shares having an aggregate net asset value equal to the value of assets of the Research International Series attributable to its Initial Class shares, less the value of the liabilities of the Research International Series assumed by the Research International Portfolio attributable to such Initial Class shares; and (ii) a number of full and fractional Service Class Reorganization Shares having an aggregate net asset value equal to the value of assets of the Research International Series attributable to its Service Class shares, less the value of the liabilities of the Research International Series assumed by the Research International Portfolio attributable to such Service Class shares.

On or as soon after the Exchange Date as is conveniently practicable, the Research International Series will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Research International Series, the full and fractional Reorganization Shares received by the Research International Series, with Initial Class Reorganization Shares being distributed to holders of Initial Class shares of the Research International Series and Service Class Reorganization Shares being distributed to holders of Service Class shares of the Research International Series. As a result of the proposed transaction, each holder of Initial Class and Service Class shares of the Research International Series will receive a number of Initial Class and Service Class Reorganization Shares equal in aggregate net asset value at the Exchange Date to the net asset value of the Initial Class and Service Class shares, respectively, held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Research International Portfolio in the name of such Research International Series shareholders, with each account representing the respective number of full and fractional Initial Class and Service Class Reorganization Shares due such shareholder.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization, and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by the mutual consent of the Trust and MFS Variable Insurance Trust II. In addition, either party to the agreement may, at its option, terminate the Agreement unilaterally at or prior to the Exchange Date because of (i) a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating party has not been fulfilled (or waived by the terminating party) and it reasonably appears that the condition will not or cannot be met. The Agreement may be amended by mutual agreement of the Trust and MFS Variable Insurance Trust II, but no such amendment may occur after the Meeting if such an amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to shareholders of the Research International Series under the Agreement without their further approval.

Reorganization Fees and Expenses. The one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement are estimated to be approximately $96,000 (the “Reorganization Costs”). These fees and expenses include legal and auditor fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs. Each Fund shall be allocated its own fees and expenses associated with the reorganization. Approximately $81,500 of the Reorganization Costs will be allocated to the Research International Series and $14,500 will be allocated to the Research International Portfolio. The higher Reorganization Costs for the Research International Series are due to proxy printing, preparation and mailing, solicitation, and shareholder meeting costs, which are allocated solely to the Research International Series because only the Research International Series requires shareholder approval to consummate the reorganization. As previously discussed in the response to Question 4, “How do the investment objectives, principal investment strategies, policies, and restrictions of the two Funds compare,” under the heading “Synopsis,” it is anticipated that there will be some costs associated with portfolio repositioning of securities in some non-U.S. countries in connection with the reorganization.

As described more fully in the response to Question 5, MFS has agreed in writing to bear the Research International Series’ expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.00% and 1.25% of the Fund’s average daily net assets annually for Initial Class and Service Class shares, respectively. The one-time fees and expenses of the Research International Series related to the reorganization therefore will effectively be borne by MFS. MFS will also bear certain of Research International Portfolio’s reorganization costs, estimated at $14,500.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Research International Series’ shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Initial Class and Service Class shares of the Research International Portfolio. Service Class shares of the Research International Portfolio are subject to a Rule 12b-1 fee at the annual rate of up to 0.25% annually of the Fund’s average daily net assets attributable to Service Class shares. Initial Class shares do not incur Rule 12b-1 fees. Neither Service Class nor Initial Class shares incur sales charges.

Like shares of the Research International Series, each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Declaration of Trust of MFS Variable Insurance Trust II, of which the Research International Portfolio is a series, permits series to divide their shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Research International Portfolio’s shares are currently divided into two classes – Initial Class shares and Service Class shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Research International Portfolio. However, the Declaration of Trust of MFS Variable Insurance Trust II disclaims shareholder liability for acts or obligations of the Research International Portfolio, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Research International Portfolio or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Research International Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Research International Portfolio would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Research International Series are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that the reorganization will be a tax-free event for federal income tax purposes. Specifically, Ropes & Gray LLP will opine substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Research International Series and Research International Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357 of the Code, the Research International Series will not recognize gain or loss upon the transfer of its assets to the Research International Portfolio in exchange for Reorganization Shares and the assumption by the Research International Portfolio of the liabilities of Research International Series, or upon the distribution of the Reorganization Shares by the Research International Series to the Separate Accounts, as shareholders, in liquidation , except for (i) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the taxable year of the Research International Series, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code , and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of the taxable year of the Research International Series, (B) upon the termination of a position, or (C) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(c) under Section 354 of the Code, Research International Series shareholders will not recognize any gain or loss upon the exchange of their Research International Series shares for Research International Portfolio shares in the reorganization;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that a Company Separate Account, as a Research International Series shareholder, receives in the reorganization will be the same as the aggregate tax basis of the Research International Series shares exchanged therefor;

(e) under Section 1223(1) of the Code, the holding period of each Company Separate Account, as a Research International Series shareholder, for the Reorganization Shares received pursuant to the Agreement will be determined by including the period during which such Company Separate Account held or is treated for federal income tax purposes as having held the Research International Series shares exchanged for the Reorganization Shares, provided that such Company Separate Account held the Research International Series shares as capital assets;

(f) under Section 1032 of the Code, the Research International Portfolio will not recognize any gain or loss upon the receipt of the assets of Research International Series in exchange for the Reorganization Shares and the assumption by the Research International Portfolio of the liabilities of the Research International Series;

(g) under Section 362(b) of the Code, the Research International Portfolio’s tax basis in the assets the Research International Series transferred to Research International Portfolio in the reorganization will be the same as the Research International Series’ tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(h) under Section 1223(2) of the Code, the holding period in the hands of Research International Portfolio of each Research International Series asset transferred to Research International Portfolio in the reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the period during which such asset was held or treated for federal income tax purposes as held by the Research International Series; and

(i) the Research International Portfolio will succeed to and take into account the items of the Research International Series described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the MFS Variable Insurance Trust II, on behalf of the Research International Portfolio, and MFS Variable Insurance Trust, on behalf of the Research International Series, and will also be based on customary assumptions. Opinions of counsel are not binding on the Internal Revenue Service (the “IRS”) or the courts. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion.

Prior to the Exchange Date, the Research International Series will declare a distribution to the Company Separate Accounts as shareholders, which together with all previous distributions, will have the effect of distributing to the Company Separate Accounts as shareholders all of the Research International Series’ investment company taxable income and net realized capital gains, if any, in each case through the Exchange Date. Such distribution will not be taxable to Contract Holders. In addition, although it is not expected to affect Contract Holders, as a result of the reorganization each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund following the reorganization.

This description of the U.S. federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any Company, as a Research International Series shareholder. The Companies, as shareholders, and Contract Holders, are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization. The following table shows the capitalization of the Funds as of June 30, 2014, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Research International Series	Research International Portfolio	Pro Forma Adjustments		Pro Forma Combined Fund
Net assets
Initial Class	$105,912,690	$284,477,257	$(210,998	)(a)	$390,178,949
Service Class	$43,214,603	$86,958,538	$(71,002	)(a)	$130,102,139
Total	$149,127,293	$371,435,795	$(282,000	)(a)	$520,281,088
Shares outstanding
Initial Class	7,132,691	17,171,968	6,387,998		23,559,966
Service Class	2,934,625	5,316,712	2,639,894		7,956,606
Total	10,067,316	22,488,680	9,027,892		31,516,572
Net asset value per share
Initial Class	$14.85	$16.57	—		$16.56
Service Class	$14.73	$16.36	—		$16.35

(a)	Pro Forma Adjustments include the estimated one-time fees and expenses and other costs associated with securities transfer incurred by the Funds in connection with the consummation of the reorganization, including the estimated other fees and expenses described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

If the reorganization had taken place on June 30, 2014, the Research International Series would have received 6,387,998 and 2,639,894 Initial Class shares and Service Class shares, respectively, of the Research International Portfolio, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares that the Research International Series will receive on the Exchange Date. The foregoing is merely an example of what the Research International Series would have received and distributed had the reorganization been consummated on June 30, 2014, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Unaudited pro forma combined financial information for the twelve-month period ended June 30, 2014, is included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Research International Portfolio will be the surviving Fund following the reorganization and because the Research International Portfolio’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Research International Series to the Research International Portfolio as contemplated by the Agreement.

The Trustees of the Research International Series, including the Independent Trustees, unanimously recommend approval of the Agreement.

VOTING INFORMATION

Required Vote. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Research International Series entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

Record Date, Quorum, and Method of Tabulation. Shareholders of record of the Research International Series at the close of business on the Record Date, January 8, 2015, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Research International Series outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies hold a majority of the voting power of the shares of the Research International Series, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Fund.

Contract Holders are being asked to give their voting instructions on the proposal discussed in this Prospectus/Proxy Statement. Please follow the directions on your voting instruction card, which accompanies this Prospectus/Proxy Statement. Contract Holders are eligible to provide voting instructions for use at the Meeting if, at the close of business on January 8, 2015, they owned a Contract and some or all of the value of the Contract was allocated for investment in the Research International Series. The Companies, which are the record shareholders of the Research International Series, will vote the Fund’s shares attributable to a Contract Holder’s Contract in accordance with the voting instructions a Contract Holder provides on the voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposal described in this Prospectus/Proxy Statement. The Companies will vote the shares attributable to Contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts in the same proportion as the shares for which they receive a voting instruction card. Because the Companies will vote the Research International Series’ shares attributable to Contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of Contract Holders may determine the outcome of the vote.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Research International Series as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposal.

Each Company may be deemed to be a control person of the Research International Series by virtue of record ownership of a substantial portion of the Fund’s shares through its Separate Accounts as of the Record Date. To the extent a Company votes all or a significant portion of such Company’s Research International Series shares in favor of the proposal, the proposal may pass even if a majority of the shareholders that are not affiliated with the Company vote against or abstain from voting the proposal.

Because the Trustees and officers of the Trust are not eligible to purchase shares of the Research International Series, no Trustee or officer owned shares of the Research International Series as of the Record Date. The following table identifies those investors who own of record or are known by the Research International Series to own beneficially 5% or more of any class of the Fund’s outstanding shares as of the Record Date.

Name and Address of Investor	Class of Shares	Percentage Ownership	Pro Forma Percentage Owned*

*	Percentage owned assuming completion of the reorganization on January 8, 2015.

The following table identifies those investors who own 25% or more of the Research International Series’ voting shares as of the Record Date. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

Name and Address of Investor	Percentage Ownership	Pro Forma Percentage Owned*

*	Percentage owned assuming completion of the reorganization on January 8, 2015.

The votes of the shareholders of the Research International Portfolio are not being solicited because their approval or consent is not necessary for this transaction. Because the Trustees and officers of MFS Variable Insurance Trust II are not eligible to purchase shares of the Research International Portfolio, no Trustee or officer owned shares of the Research International Portfolio as of the Record Date. The following table identifies those investors who own of record or are known by the Research International Portfolio to own beneficially 5% or more of any class of the Fund’s outstanding shares as of the Record Date.

Name and Address of Investor	Class of Shares	Percentage Ownership	Pro Forma Percentage Owned*

*	Percentage owned assuming completion of the reorganization on January 8, 2015.

The following table identifies those investors who own 25% or more of the Research International Portfolio’s voting shares as of the Record Date. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

Name and Address of Investor	Percentage Ownership	Pro Forma Percentage Owned*

*	Percentage owned assuming completion of the reorganization on January 8, 2015.

Solicitation of Proxies. The solicitation is being made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card or voting instruction form on or about January 26, 2015. In addition to soliciting proxies and voting instructions by mail, the Trustees and employees of the Companies and their affiliates may solicit voting instructions in person or by telephone. The Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy materials to and obtaining or soliciting voting instructions from Contract Holders.

Revocation of Proxies. Proxies and voting instructions may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Research International Series, by properly executing a later-dated proxy or voting instruction card, or by attending the Meeting and voting in person, or, in the case of Contract Holders, by providing voting instructions to the Companies at the Meeting.

Shareholder Proposals. The Research International Series does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund at the next meeting of shareholders should send the proposal to the Research International Series, c/o Susan S. Newton, Assistant Secretary, at 111 Huntington Avenue, 24th Floor, Boston, Massachusetts 02199, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws as well as SEC rules and regulations associated with these laws.

Adjournment. If either the necessary quorum to transact business is not present or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxies that direct them to abstain from voting on the proposal. The Research International Series will pay the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

The financial statements of the Research International Series and the Research International Portfolio for the fiscal year ended December 31, 2013, have been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, and have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Research International Series and the Research International Portfolio are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with these laws, the Funds each file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Research International Series knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.

Please advise the Research International Series, in care of MFS Service Center, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited, and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

January 26, 2015

MFS RESEARCH INTERNATIONAL SERIES, a series of

MFS VARIABLE INSURANCE TRUST

111 Huntington Avenue

Boston, MA 02199

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this [__] day of March, 2015, by and between MFS Variable Insurance Trust, a Massachusetts business trust (“Trust I”), on behalf of MFS Research International Series, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), and MFS Variable Insurance Trust II, a Massachusetts business trust (“Trust II”), on behalf of MFS Research International Portfolio, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), each with its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199-7618. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust I, acting on behalf of the Acquired Fund, and Trust II, acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Acquired Fund and the Surviving Fund shall inure to, and shall be enforceable by, Trust I, acting on behalf of the Acquired Fund and Trust II, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into two classes, designated Initial Class and Service Class shares (the “Initial Class Acquired Fund Shares” and the “Service Class Acquired Fund Shares” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are also divided into two classes (the “Surviving Fund Shares”), designated Initial Class and Service Class shares (the “Initial Class Reorganization Shares” and the “Service Class Reorganization Shares” respectively, and, together, the “Reorganization Shares”). Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Initial Class and Service Class shares correspond to the Surviving Fund’s Initial Class and Service Class shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof), certified by the Acquired Fund’s Treasurer, Deputy Treasurer, or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.7 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund including the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Initial Class and Service Class Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Initial Class and Service Class Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Initial Class and Service Class Acquired Fund Shares shall be credited with the respective pro rata number of Initial Class and Service Class (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Surviving Fund Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust II’s Amended and Restated Declaration of Trust (“Trust II’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust II’s By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by State Street Bank & Trust Company (the “Acquired Fund Custodian”), as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the Surviving Fund Valuation Procedures. The determinations of the Surviving Fund Custodian and the Acquired Fund Custodian, respectively, shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the Surviving Fund Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Surviving Fund Custodian and the Acquired Fund Custodian and all parties in interest. The Surviving Fund Custodian shall confirm the net value of the Assets.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Initial Class Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Initial Class Acquired Fund Shares by the net asset value of a Initial Class Reorganization Share (computed as set forth in such paragraph), and (b) the number of Service Class Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Service Class Acquired Fund Shares by the net asset value of a Service Class Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Surviving Fund Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund Custodian in its capacity as pricing agent for the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the Surviving Fund Valuation Procedures.

3. Closing and Closing Date

3.1 The Closing Date shall be March [__], 2015 or such other date on or before December 31, 2015, as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of Trust II and Trust I, 111 Huntington Avenue, Boston, Massachusetts 02199-7618, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Surviving Fund Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Research International Portfolio” or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2015, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1 Trust I, on behalf of the Acquired Fund, represents and warrants to Trust II, on behalf of the Surviving Fund, as follows:

(a) Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust I nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I, subject to the approval of the shareholders of the Acquired Fund. Trust I has all necessary federal, state and local authorizations to own all of the properties and assets of Trust I and to carry on its business as now being conducted;

(b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust I duly constituted in accordance with the applicable provisions of Trust I’s Amended and Restated Declaration of Trust (“Trust I’s Declaration of Trust”), Trust I’s Master Amended and Restated By-Laws (“Trust I’s By-Laws”) and the laws of The Commonwealth of Massachusetts;

(c) Trust I is not, and the execution, delivery and performance of this Agreement by Trust I will not result, in violation of any provision of Trust I’s Declaration of Trust or Trust I’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I or the Acquired Fund is a party or by which Trust I or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust I or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by Trust II, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust I or the Acquired Fund, threatened against Trust I or the Acquired Fund or any of its properties or assets. Neither Trust I nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust I nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of December 31, [        ], and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for the fiscal years ended December 31, [        ] and December 31, [        ] (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of December 31, [        ] and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since December 31, 2014, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust II, on behalf of the Surviving Fund. For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports that are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2015 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward), in each case computed without regard to any deduction for dividends paid and in each case for both the taxable year ending on December 31, 2014 and the short taxable year beginning on January 1, 2015 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(j) The authorized capital of Trust I consists of an unlimited number of shares, currently divided into thirteen (13) series and, with respect to the Acquired Fund, into two classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust I (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust I does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k) Except as previously disclosed to Trust II, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I, on behalf of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund as described in paragraph 8.1 below), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.8 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust II’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2 Trust II, on behalf of the Surviving Fund, represents and warrants to Trust I, on behalf of the Acquired Fund, as follows:

(a) Trust II is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Neither Trust II nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust II on behalf of the Surviving Fund. Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) Trust II is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust II duly constituted in accordance with the applicable provisions of Trust II’s Declaration of Trust, Trust II’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated April 30, 2014, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) Trust II is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust II’s Declaration of Trust or Trust II’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust II or the Surviving Fund is a party or by which Trust II or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by Trust I, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust II or the Surviving Fund, threatened against Trust II or the Surviving Fund or any of its properties or assets. Neither Trust II nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust II nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of December 31, [        ], and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for the fiscal years ended December 31, [        ] and December 31, [        ] (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of

December 31, [        ] and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) Since December 31, 2014, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports that are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2015.

For all taxable years and all applicable quarters of the Surviving Fund from the date of its inception, the assets of the Surviving Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Surviving Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(k) The authorized capital of Trust II consists of an unlimited number of shares, currently divided into seventeen (17) series and, with respect to the Surviving Fund, into two classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust II, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) Trust II, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 Trust I will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Trust I covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Trust I covenants that it will, from time to time, as and whereas requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise carry out the intent and purpose of this Agreement.

5.5 Trust I will provide such information as Trust II reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.6 Subject to the provisions of this Agreement, Trust II and Trust I each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Trust I will furnish to Trust II on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust I or its designee will furnish to Trust II, in such form as is reasonably satisfactory to Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.8 Trust II, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.9 Trust II, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.10 Trust I agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of Trust I on behalf of the Acquired Fund

The obligations of Trust I to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust II, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Trust II, on behalf of the Surviving Fund, shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer, Deputy Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust II and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust II and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust I shall reasonably request; and

6.3 Trust I shall have received on the Closing Date a favorable opinion from Brian E. Langenfeld, Vice President and Senior Counsel of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to Trust I, to the effect that:

(a) Trust II is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of Trust II duly constituted in accordance with Trust II’s Declaration of Trust and Trust II’s By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I on behalf of the Acquired Fund, is a valid and binding obligation of Trust II and the Surviving Fund enforceable against Trust II and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust II’s Declaration of Trust or Trust II’s By-Laws;

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust II’s Declaration of Trust or Trust II’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust II or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust II or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust II or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust II or the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no material legal or governmental proceedings relating to Trust II or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, Trust II is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by Trust II, on behalf of the Surviving Fund, in writing to Trust I, on behalf of the Acquired Fund, to the knowledge of such counsel, no material litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust II or the Surviving Fund or any of their properties or assets, and neither Trust II nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust I may reasonably request.

7. Conditions Precedent to Obligations of Trust II on behalf of the Surviving Fund

The obligations of Trust II, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust I, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Trust I, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Trust I, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer, Deputy Treasurer or Assistant Treasurer of Trust I;

7.3 Trust I, on behalf of the Acquired Fund, shall have delivered to Trust II on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer, Deputy Treasurer or Assistant Treasurer, in form and substance satisfactory to the

Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust I, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 Trust II shall have received on the Closing Date a favorable opinion from Susan A. Pereira, Vice President and Senior Counsel of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of Trust I duly constituted in accordance with Trust I’s Declaration of Trust and Trust I’s By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by Trust I and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust II, on behalf of the Surviving Fund, is a valid and binding obligation of Trust I and the Acquired Fund enforceable against Trust I and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) Trust I, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I’s Declaration of Trust or Trust I’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust I or the Acquired Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I and the Acquired Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no material legal or governmental proceedings relating to Trust I or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i) to the knowledge of such counsel, Trust I is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by Trust I on behalf of the Acquired Fund in writing to Trust II, on behalf of the Surviving Fund, to the knowledge of such counsel, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust I or the Acquired Fund or any of the Acquired Fund’s properties or assets, and Trust I is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of Trust I and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust I or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust II or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust II, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust II’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of Trust II on behalf of the Surviving Fund and Trust I on behalf of the Acquired Fund

The obligations of Trust II hereunder are, at the option of Trust I, and the obligations of Trust I hereunder are, at the option of Trust II, each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust I’s Declaration of Trust and Trust II’s By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Although the owners of record of the Acquired Fund Shares are separate accounts of insurance companies that fund variable annuity contracts or variable life insurance policies, the owners of such contracts, as beneficial owners of the Acquired Fund Shares, will have the opportunity to instruct the relevant insurance company on how to vote them;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust II, on behalf of the Surviving Fund, or Trust I on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust II, on behalf of the Surviving Fund, or Trust I, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund and the Surviving Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Surviving Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation, except for (i) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the taxable year of the Acquired Fund, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of the taxable year of the Acquired Fund, (B) upon the termination of a position, or (C) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(c) under Section 354 of the Code, Acquired Fund shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Reorganization Shares in the Reorganization;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that a shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(e) under Section 1223(l) of the Code, the holding period of each shareholder of the Acquired Fund for the Reorganization Shares received pursuant to this Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged for the Reorganization Shares, provided that such shareholders of the Acquired Fund held the Acquired Fund shares as a capital asset;

(f) under Section 1032 of the Code, the Surviving Fund will not recognize any gain or loss upon the receipt of the assets of the Acquired Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund;

(g) under Section 362(b) of the Code, the Surviving Fund’s tax basis in the assets of the Acquired Fund transferred to the Surviving Fund in the Reorganization will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(h) under Section 1223(2) of the Code, the holding period in the hands of the Surviving Fund of each Acquired Fund asset transferred to the Surviving Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund; and

(i) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

References in this Agreement and in the opinion to “shareholders” of the Acquired Fund or Surviving Fund are to the separate accounts and other permitted shareholders, if any, that own shares in the Acquired Fund or Surviving Fund. The opinion will be based on certain factual certifications made by officers of Trust I and Trust II and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Transaction will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 Trust I and Trust II each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge.

9.4 Trust I agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing January 1, 2015 and ending on the Closing Date.

9.5 Trust I, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust II, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and, to the extent relevant, tax forms for the taxable years ended December 31, 2013 and December 31, 2014, and the short taxable year commencing on January 1, 2015 and ending on the Closing Date; (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (c) a copy of such tax books and records as the Acquired Fund has maintained for purposes of preparing any tax returns (including any information returns), and such other books and records maintained by Acquired Fund as are reasonably necessary for purposes of preparing any tax returns (including any information returns) required by law to be filed by the Surviving Fund after the Closing Date.

10. Entire Agreement

Trust I and Trust II agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.5 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1 This Agreement may be terminated by the mutual agreement of Trust I and Trust II. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust I or Trust II, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust II and Trust I; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by facsimile or certified mail addressed to Trust I, on behalf of the MFS Research International Series or Trust II, on behalf the MFS Research International Portfolio, (as applicable) 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Assistant Secretary.

14. Miscellaneous

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of Trust I’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust II acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust II further acknowledges that the assets and liabilities of each series of Trust I are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6 A copy of Trust II’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust II in accordance with its proportionate interest hereunder. Trust I further acknowledges that the assets and liabilities of each series of Trust II are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.5 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS VARIABLE INSURANCE TRUST, on its behalf and on behalf of MFS RESEARCH INTERNATIONAL SERIES, one of its series

By:
Susan A. Pereira Assistant Secretary and Assistant Clerk

MFS VARIABLE INSURANCE TRUST II, on its behalf and on behalf of MFS RESEARCH INTERNATIONAL PORTFOLIO, one of its series

By:
Brian E. Langenfeld Assistant Secretary and Assistant Clerk

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS RESEARCH INTERNATIONAL SERIES,

a series of MFS Variable Insurance Trust

by and in exchange for shares of

MFS RESEARCH INTERNATIONAL PORTFOLIO,

a series of MFS Variable Insurance Trust II

January 26, 2015

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Research International Portfolio (the “Research International Portfolio”) dated January 26, 2015 relating to the sale of all or substantially all of the assets of the MFS Research International Series (the “Research International Series”) to the MFS Research International Portfolio.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 111 Huntington Avenue, Boston, MA 02199, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE RESEARCH INTERNATIONAL PORTFOLIO

The Research International Portfolio’s Statement of Additional Information dated April 30, 2014, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

B-1

ADDITIONAL INFORMATION ABOUT THE RESEARCH INTERNATIONAL SERIES

The Research International Series’ Statement of Additional Information dated April 30, 2014, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Research International Portfolio and for the Research International Series, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings for Research International Portfolio and for the Research International Series.

The following documents are incorporated by reference into this Statement: (i) the Research International Portfolio’s Annual Report for the fiscal year ended December 31, 2013 and Semi-annual Report for the period ended June 30, 2014 (unaudited); and (ii) the Research International Series’ Annual Report for the fiscal year ended December 31, 2013 and Semi-annual Report for the period ended June 30, 2014 (unaudited). The audited annual financial statements for the Research International Portfolio and Research International Series are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

B-2

Exhibit A

Pro Forma Financial Information

MFS Research International Series into MFS Research International Portfolio

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the MFS Research International Series (the “Acquired Fund”) and the MFS Research International Portfolio (the “Acquiring Fund”) for the twelve-month period ended June 30, 2014. The unaudited pro forma financial information should be read in conjunction with the annual shareholder reports of the Acquired Fund and the Acquiring Fund for the fiscal year ended December 31, 2013.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information for the twelve-month period ended June 30, 2014 has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if it had been consummated on July 1, 2013. Under the Plan, the Acquired Fund would transfer all of its assets and stated liabilities to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund, as described in the table below.

Acquiring Fund	Acquired Fund
Initial Class Shares	Initial Class Shares
Service Class Shares	Service Class Shares

Basis of Pro Forma Financial Information

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Acquired Fund and the Acquiring Fund generally will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the surviving entity for pre-reorganization periods will not be restated. The Acquiring Fund will be the accounting survivor of the reorganization for financial statement purposes.

The Acquiring Fund has an identical investment objective as the Acquired Fund. The Acquiring Fund also has identical investment strategies and policies to those of the Acquired Fund.

Acquired Fund’s and Acquiring Fund’s Net Assets as of June 30, 2014

The table below shows the net assets of the Acquired Fund, the Acquiring Fund, pro forma adjustments and the pro forma combined net assets assuming the reorganization was completed as of June 30, 2014.

Acquired Fund’s Net Assets	Acquiring Fund’s Net Assets	Pro Forma Adjustments	Pro Forma Combined Net Assets
$149,127,293	$371,435,795	$(282,000)	$520,281,088

Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined fund as if the Reorganization had taken place on July 1, 2013. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Total Pro Forma Combined Fund Expenses Before Reorganization			$5,550,628
Increase (decrease) in expenses
Management fees (a)	$0
Administrative services fee	(11,601)
Directors/Trustee compensation	(54)
Shareholder servicing costs	0
Custodian fee	(87,317)
Printing	(3,405)
Auditing fees	(67,044)
Legal fees	0
Miscellaneous	(8,037)
Distribution/12b-1Service Class	0

Gross increase (decrease)		(177,458)
Decrease in waiver/reimbursement (a)		0
Total increase (decrease) in expenses			(177,458)
Total Pro Forma Combined Fund Expenses After Reorganization			$5,373,170

(a)	The proposal has been structured so that shareholders of Acquired Fund will not experience an increase in management fees as a result of the reorganization. Accordingly, as described in Question 5 of the Prospectus, upon consummation of the reorganization, the combined fund will pay management fees pursuant to the Acquiring Fund’s management fee schedule.

As noted in the table below, upon consummation of the reorganization, the pro forma combined fund’s total expense ratios are estimated to be 0.11%1 lower for both share classes as compared to the expense ratios for the corresponding classes of the Acquired Fund. With respect to the Acquiring Fund, it is estimated that the net total expense ratios for both classes of shares will be approximately the same as a result of the transaction.

Annual Total Operating Expenses1

Twelve-Month Period Ended June 30, 2014

	Acquired Fund	Acquiring Fund	Pro Forma Combined[2]
Initial Class	1.10%	0.99%	0.99%
Service Class	1.35%	1.24%	1.24%

[1]	Expenses computed for the twelve-month period ended June 30, 2014.
[2]	Assumes that the reorganization occurred on the first day of the twelve-month period ended June 30, 2014.

Prior to August 1, 2014, the expense limitation for the Acquired Fund was 1.10% and 1.35% for Initial Class shares and Service Class shares, respectively. Based on the twelve-month period ended June 30, 2014, the Acquired Fund’s expenses did not exceed the expense limitation. Effective August 1, 2014, MFS has agreed in writing to bear the Acquired Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that total annual fund operating expenses do not exceed 1.00% and 1.25% of the Acquired Fund’s average daily net assets annually for Initial Class and Service Class shares, respectively. The agreement will continue until modified by the Acquired Fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016.

Upon consummation of the reorganization, MFS will agree in writing to implement an expense limitation agreement to bear the combined fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that total annual fund operating expenses do not exceed 1.00% and 1.25% of the fund’s average daily net assets annually for Initial Class and Service Class shares, respectively. The agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For additional information, please refer to the response to Question 5 of the Prospectus.

Accounting Policies

No accounting policies will change as a result of the Reorganization.

[1]	Effective August 1, 2014, a lower expense limitation agreement went into effect for the Acquired Fund. The total annual operating expenses for the pro forma combined fund, assuming the Acquired Fund’s lower expense limit was in place for the twelve-month period ended on June 30, 2014, is expected to be one basis point lower for both share classes as compared to the expense ratios for the corresponding classes of the Acquired Fund.

Reorganization Costs

Each Fund shall be allocated its own fees and expenses associated with the proposed reorganization, which are estimated to be approximately $96,000 in the aggregate. Of this amount, approximately $81,500 would be allocated to the Acquired Fund and approximately $14,500 would be allocated to the Acquiring Fund. The higher allocation to the Acquired Fund is due primarily to the fact that Acquired Fund shareholder approval is required and Acquiring Fund shareholder approval is not. As noted above, the Acquired Fund’s reorganization costs will be effectively borne by MFS as a result of the fund’s current expense limitation arrangements, and MFS proposes to bear the Acquiring Fund’s reorganization costs. MFS anticipates minimal, if any, portfolio repositioning in connection with the reorganization. However, some securities are non-transferable due to local market restrictions and must be sold by the Acquired Fund and purchased by the Acquiring Fund, and some securities will incur a stamp tax or transaction charge. If the same or similar securities are in the Acquired Fund’s portfolio on the date of the transaction, such transaction costs and charges are estimated to be approximately $8,000 and $192,500 for the Acquired Fund and the Acquiring Fund, respectively. These transaction costs are investment related expenses and not subject to expense limitation arrangements.

Capital Loss Carryforwards

As of December 31, 2013, the Acquired Fund and the Acquiring Fund had capital loss carryforwards of $15,935,951 and $0, respectively. Utilization of capital loss carryforwards of the Acquired Fund will be subject to an annual limitation because of an ownership change. As a result, certain of the capital loss carryforwards of the Acquired Fund might expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, the Acquiring Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund. These loss limitations are not expected to affect holders of variable contracts funded by either the Acquired Fund or the Acquiring Fund, given the tax-deferred status of such contracts.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on March 19, 2015)

VOTE BY TELEPHONE Call toll free: [ ] Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on March 19, 2015)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on March 19, 2015)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Research International Series	PROXY

a series of MFS Variable Insurance Trust

111 Huntington Avenue, Boston, Massachusetts 02199

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 19, 2015

This proxy is solicited on behalf of the Board of Trustees of MFS Variable Insurance Trust II (the “Trust”).

The signer of this proxy card hereby appoints Messrs. Mark N. Polebaum, David L. DiLorenzo, James O. Yost, Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Mses. Susan S. Newton, and Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Trust, on Thursday, March 19, 2015 at 10:00 a.m., Boston time, notice of which meeting and the Proxy Statement accompanying the same having been received by the undersigned, and at any adjournments thereof, all of the common shares of MFS Research International Series (the “Research International Series”) that the undersigned would be entitled to vote if personally present. Only the Research International Series’ shareholders of record on January 8, 2015 will be entitled to vote at the Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF SUBMITTED WITH NO DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: [ ]
VOTE VIA THE TELEPHONE: [ ]
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	[ ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of the MFS Research International Series to Be Held on March 19, 2015.

The Proxy Statement for this meeting is available at https[                    ]

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.

To consider and act upon a proposal to approve an Agreement and Plan of Reorganization by and between MFS Variable Insurance Trust, on behalf of MFS Research International Series (the “Research International Series”), and MFS Variable Insurance Trust II, a Massachusetts business trust, on behalf of MFS Research International Portfolio (the “Research International Portfolio”), providing for the transfer of the Research International Series’ assets to and the assumption of the Research International Series’ liabilities by the Research International Portfolio in exchange solely for shares of beneficial interest of the Research International Portfolio, and the distribution of Research International Portfolio shares to the shareholders of the Research International Series in complete liquidation and termination of the Research International Series.

		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

[                    ]

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours (until 5:00 p.m. Boston time on March 18, 2015)

VOTE BY TELEPHONE Call toll free: [ ] Follow the recorded instructions available 24 hours (until 5:00 p.m. Boston time on March 18, 2015)

VOTE BY MAIL Vote, sign and date your Card and return it in the postage-paid envelope (must be received by 5:00 p.m. Boston time on March 18, 2015)

Do not mail your Voting Instruction Card when you vote by phone or internet

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD INSTRUCTION CARD	MFS Research International Series	VOTING

a series of MFS Variable Insurance Trust

111 Huntington Avenue, Boston, Massachusetts 02199

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON March 19, 2015

INSURANCE COMPANY DROP IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the MFS Research International Series (the “Research International Series”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Research International Series attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Research International Series’ Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Research International Series attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: [__________]
VOTE VIA THE TELEPHONE: [__________]
999 9999 9999 999

Note: Please sign exactly as your name appears on this voting instruction card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	[ ]

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of MFS Research International Series to Be Held on March 19, 2015.

The Proxy Statement for this meeting is available at https: [__________]

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¢

		FOR	AGAINST	ABSTAIN
1.

To consider and act upon a proposal to approve an Agreement and Plan of Reorganization by and between MFS Variable Insurance Trust, on behalf of MFS Research International Series (the “Research International Series”), and MFS Variable Insurance Trust II, a Massachusetts business trust, on behalf of its MFS Research International Portfolio (the “Research International Portfolio”), providing for the transfer of the Research International Series’ assets to and the assumption of the Research International Series’ liabilities by the Research International Portfolio in exchange solely for shares of beneficial interest of the Research International Portfolio, and the distribution of Research International Portfolio shares to the shareholders of the Research International Series in complete liquidation and termination of the Research International Series.

		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY

[__________]

MFS VARIABLE INSURANCE TRUST II

On behalf of MFS® Research International Portfolio

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Reference is hereby made to (a) Section 5.3 of the Registrant’s Declaration of Trust; (b) Article 6 of the Investment Advisory Agreement between the Registrant and Massachusetts Financial Services Company and (c) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

1	(a)	Amended and Restated Declaration of Trust, dated August 12, 2003. (1)

	(b)	Amendment to the Declaration of Trust, dated September 9, 2003, to terminate two series. (1)

	(c)	Amendment to the Amended and Restated Declaration of Trust on April 30, 2004 re-designating Research Growth and Income Series as Core Equity Series. (2)

	(d)	Amendment to the Declaration of Trust, dated April 29, 2005, to terminate Managed Sectors Series. (3)

	(e)	Amendment to the Declaration of Trust, dated June 22, 2007 — Redesignation of Massachusetts Investors Trust Series to Blended Research Core Equity Series. (4)

	(f)	Amendment to the Declaration of Trust, dated June 22, 2007, to terminate Capital Opportunities Series and Strategic Growth Series. (4)

	(g)	Amendment to the Declaration of Trust, dated October 3, 2007, to establish Blended Research Growth Series and Blended Research Value Series as new series. (4)

	(h)	Amendment to the Declaration of Trust, dated December 28, 2007, Redesignation of Trust and Series. (5)

	(i)	Amendment to the Declaration of Trust, dated February 29, 2008 — Redesignation of MFS Emerging Market Equity Portfolio to MFS Emerging Markets Equity Portfolio. (6)

	(j)	Amendment to the Declaration of Trust, dated April 29, 2008 — Redesignation of MFS Emerging Growth Portfolio as MFS Growth Portfolio. (7)

	(k)	Amendment to the Declaration of Trust, dated September 16, 2008 — Redesignation of MFS Research Portfolio to MFS Global Research Portfolio. (7)

	(l)	Amendment to the Declaration of Trust, dated August 7, 2009 — Termination of MFS Strategic Value Portfolio. (8)

	(m)	Amendment to the Declaration of Trust, dated December 29, 2009 — Termination of MFS Capital Appreciation Portfolio. (8)

	(n)	Amendment to the Declaration of Trust, dated December 29, 2009 — Termination of MFS Mid Cap Value Portfolio. (8)

	(o)	Amendment to the Declaration of Trust, dated February 8, 2010 — Redesignation of MFS Global Total Return Portfolio to MFS Global Tactical Allocation Portfolio. (8)

	(p)	Amendment to the Declaration of Trust, dated July 3, 2012 — Termination of MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio. (9)

	(q)	Amendment to the Declaration of Trust, dated August 22, 2012 — Termination of MFS Mid Cap Growth Portfolio. (9)

	(r)	Amendment to the Declaration of Trust, dated August 22, 2012 — Termination of MFS Growth Portfolio. (9)

	(s)	Amendment to the Declaration of Trust, dated September 11, 2013 — Termination of MFS Total Return Portfolio. (10)

	(t)	Amendment to the Declaration of Trust, dated October 15, 2014 — Termination of MFS New Discovery Portfolio, filed herewith.

	(u)	Amendment to the Declaration of Trust, dated October 15, 2014 — Termination of MFS Utilities Portfolio, filed herewith.

	(v)	Amendment to the Declaration of Trust, dated October 15, 2014 — Termination of MFS Value Portfolio, filed herewith.

2		Master Amended and Restated By-Laws, dated October 25, 2002, as revised through November 1, 2014, filed herewith.

3		Not Applicable.

4		Form of Agreement and Plan of Reorganization; included as Exhibit A to Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5		Copies of instruments defining the rights of shareholders, including the relevant portions of:

	(a)	Amended and Restated Declaration of Trust, dated August 12, 2003, as amended through September 11, 2013 (see Section 6.2) (11), and

	(b)	Amended and Restated By-Laws, dated October 25, 2002, as revised through November 1, 2014 (see Article III), filed herewith as Exhibit 2.

6		Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated January 1, 2012. (12)

7		Amended and Restated Distribution Agreement, dated September 1, 2005. (3)

8		Not Applicable.

9	(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (13)

	(b)	Appendix A, as of June 26, 2014, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (14)

	(c)	Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (13)

	(d)	Appendix A, as of June 26, 2014, to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (14)

	(e)	Special Custody Agreement between State Street Bank and Trust Company, each MFS U.S. registered investment company (listed on Exhibit A) and Morgan Stanley & Co. Incorporated dated March 22, 2000. (4)

	(f)	Amendment, dated July 30, 2007, to the Special Custody Account Agreement. (4)

10	(a)	Service Class Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective July 13, 2001. (15)

	(b)	Schedule A, dated August 8, 2014, to the Service Class Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001, filed herewith.

	(c)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated December 12, 2012. (9)

11		Opinion of Susan A. Pereira, including consent, dated December 9, 2014; filed herewith.

12		Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

13	(a)	Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, dated August 1, 1985. (16)

	(b)	Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Shareholder Servicing Agent Agreement, dated August 1, 1985. (17)

	(c)	Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014. (18)

14		Consent of Deloitte & Touche LLP, dated December 9, 2014; filed herewith.

15		Not Applicable.

16	(a)	Power of Attorney, dated December 2, 2014 (Trustees); filed herewith.

	(b)	Power of Attorney, dated December 2, 2014 (Robin A. Stelmach and David L. DiLorenzo); filed herewith.

17	(a)	MFS Research International Portfolio’s Initial Class and Service Class Prospectuses and Statement of Additional Information, dated April 29, 2014. (10)

	(b)	MFS Research International Portfolio’s Annual Report to Shareholders for the fiscal year end December 31, 2013. (19)

	(c)	MFS Research International Portfolio’s Semiannual Report to Shareholders for the six-month period ended June 30, 2014. (20)

	(d)	MFS Research International Series’ Initial Class and Service Class Prospectuses and Statement of Additional Information, dated April 29, 2014. (21)

	(e)	MFS Research International Series’ Annual report to Shareholders for the fiscal year end December 31, 2013. (22)

	(f)	MFS Research International Series’ Semiannual Report to Shareholders for the six-month period ended June 30, 2014. (23)

(1)	Incorporated by reference to Post-Effective Amendment No. 33, (EXHIBIT NO. 99.1(a) and 99.1(b)), to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34, (EXHIBIT NO. 99.1(c) and 99.2), filed with the SEC via EDGAR on February 25, 2005.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36, (EXHIBIT NO. 99.1(d) and 99.5), filed with the SEC via EDGAR on March 1, 2006.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40, (EXHIBIT NO. 99.1(e), 99.1(f), 99.1(g), 99.7(g), and 99.7(h)), filed with the SEC via EDGAR on October 3, 2007.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41, (EXHIBIT NO. 99.(a)(8)), filed with the SEC via EDGAR on February 8, 2008.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42, (EXHIBIT NO. 99.(a)(9)), filed with the SEC via EDGAR on April 28, 2008
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43, (EXHIBIT NO. 99.(a)10 and 99.(a)11), filed with the SEC via EDGAR on February 6, 2009.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45, (EXHIBIT NO. 99.(a) 12, 99.(a) 13, 99.(a) 14 and 99.(a) 15), filed with the SEC via EDGAR on February 26, 2010.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 (EXHIBIT NO. 99.(a) 16, 99.(a) 17, 99.(a) 18, and 99.(n)), filed with the SEC via EDGAR on April 29, 2013.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 (EXHIBIT NO. 99(a)19), filed with the SEC via EDGAR on April 29, 2014.
(11)	Amended and Restated Declaration of Trust, dated August 12, 2003, as amended through September 11, 2013, incorporated by reference to Post-Effective Amendment No. 33 (EXHIBIT NO. 99.1(a)), to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 (EXHIBIT NO. 99.(d) 1), filed with the SEC via EDGAR on April 26, 2012.
(13)	Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 7, (EXHIBIT NO. 99.7(a) and 99.7(b)), filed with the SEC via EDGAR on June 28, 2007.
(14)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 88, (EXHIBIT NO. 99.(g) 2 and 99.(g) 4), filed with the SEC via EDGAR on August 27, 2014.
(15)	Incorporated by reference to Post-Effective Amendment No. 31, (EXHIBIT NO. 99.13), to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 1, 2002.
(16)	Incorporated by reference to Post-Effective Amendment No. 21, (EXHIBIT NO. 99.9(a)), to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 13, 1998.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47, (EXHIBIT NO. 99.(h) 2), filed with the SEC on April 28, 2011.
(18)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 98, (EXHIBIT NO. 99.(h) 5), filed with the SEC via EDGAR on September 25, 2014.
(19)	Incorporated by reference to the Registrant’s Form N-CSR filed with the SEC via EDGAR on February 28, 2014.
(20)	Incorporated by reference to the Registrant’s Form N-CSR filed with the SEC via EDGAR on August 28, 2014.
(21)	Incorporated by reference to the MFS Variable Insurance Trust (File Nos. 33-74668 and 811-8326) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on April 29, 2014.
(22)	Incorporated by reference to the MFS Variable Insurance Trust ( File Nos. 33-74668 and 811-8326) Form N-CSR filed with the SEC via EDGAR on February 28, 2014.
(23)	Incorporated by reference to the MFS Variable Insurance Trust (File Nos. 33-74668 and 811-8326) Form N-CSR filed with the SEC via EDGAR on August 28, 2014.

Item 17.	Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 9th day of December 2014.

MFS VARIABLE INSURANCE TRUST II

By:	ROBIN A. STELMACH*
Name:	Robin A. Stelmach
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on December 9, 2014.

SIGNATURE	TITLE

ROBIN A. STELMACH*	President (Principal Executive Officer) and Trustee
Robin A. Stelmach

DAVID L. DILORENZO*	Principal Financial and Accounting Officer
David L. DiLorenzo

STEVEN E. BULLER*	Trustee
Steven E. Buller

ROBERT E. BUTLER*	Trustee
Robert E. Butler

MAUREEN R. GOLDFARB*	Trustee
Maureen R. Goldfarb

DAVID H. GUNNING*	Trustee
David H. Gunning

WILLIAM R. GUTOW*	Trustee
William R. Gutow

MICHAEL HEGARTY*	Trustee
Michael Hegarty

JOHN P. KAVANAUGH*	Trustee
John P. Kavanaugh

ROBERT J. MANNING*	Trustee
Robert J. Manning

MARYANNE L. ROEPKE*	Trustee
Maryanne L. Roepke

LAURIE J. THOMSEN*	Trustee
Laurie J. Thomsen

ROBERT W. UEK*	Trustee
Robert W. Uek

*By:	SUSAN S. NEWTON

Name:	Susan S. Newton as Attorney-in-fact

Executed by Susan S. Newton on behalf of those

indicated pursuant to a Power of Attorney, dated

December 2, 2014 (Trustees) and a Power of

Attorney, dated December 2, 2014 (Stelmach)

(DiLorenzo); filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

1	(t)	Amendment to the Declaration of Trust, dated October 15, 2014 — Termination of MFS New Discovery Portfolio.

	(u)	Amendment to the Declaration of Trust, dated October 15, 2014 — Termination of MFS Utilities Portfolio.

	(v)	Amendment to the Declaration of Trust, dated October 15, 2014 — Termination of MFS Value Portfolio.

2		Master Amended and Restated By-Laws, dated October 25, 2002, as revised through November 1, 2014.

4		Form of Agreement and Plan of Reorganization; included as Exhibit A to Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

10	(b)	Schedule A, dated August 8, 2014, to the Service Class Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001.

11		Opinion of Susan A. Pereira, including consent, dated December 9, 2014.

14		Consent of Deloitte & Touche LLP, dated December 9, 2014.

16	(a)	Power of Attorney (Trustees), dated December 2, 2014.

	(b)	Power of Attorney (Robin A. Stelmach and David L. DiLorenzo), dated December 2, 2014.